                                                                      EXHIBIT 99

                       [LETTERHEAD OF PSEG INVESTOR NEWS]

                                                                  April 29, 2004

                   PSEG ANNOUNCES FIRST-QUARTER 2004 RESULTS:
                   $1.14 PER SHARE FROM CONTINUING OPERATIONS

                   Termination of Collins Lease During Quarter
                   Highlights Efforts To Improve Risk Profile

                    Results Support Initial 2004 EPS Guidance
             Of $3.60 to $3.80 Per Share From Continuing Operations

                      Company Continues To Face Challenges
                Of Capacity Overbuild And Volatile Energy Prices

         Public Service Enterprise Group (PSEG) announced today (April 29, 2004) that earnings from continuing operations and net income for the first quarter of 2004 were $271 million or $1.14 per share of common stock, based on 239 million average shares outstanding.

         Comparatively, PSEG's earnings from continuing operations for the first quarter of 2003 were $324 million or $1.43 per share of common stock, based on 226 million average shares outstanding. These earlier period results excluded a below-the-line benefit of $370 million or $1.64 per share related to the adoption of a new accounting standard for fossil and nuclear decommissioning and also excluded charges of $13 million or 6 cents per share related to discontinued operations. Net income, including these items, was $681 million or $3.01 per share.

         Attachments to this release provide a comparative summary of 2004 and 2003 results and other details about the quarterly results for PSEG and its principal subsidiaries -- Public Service Electric and Gas Co. (PSE&G),
PSEG Power and PSEG Energy Holdings.

         E. James Ferland, chairman and chief executive officer of PSEG, said first-quarter results reflected a solid performance by PSE&G, due primarily to higher electric rates, which became effective last August 1 and represented the first increase in more than a decade. However, Ferland said the benefit of the rate increase in the quarter was more than offset by various factors impacting both PSEG Power and PSEG Energy Holdings.

         "Power's comparatively lower results were caused in large measure," Ferland explained, "by the absence of revenues from a market transition charge collected from electric customers during a four-year period of industry restructuring here in New Jersey. As expected, these revenues fell away last August at the same time PSE&G's rate increase was implemented. Power's results also reflected higher O&M costs at various electric generating facilities and reduced basic generation service (BGS) margins due to lower volumes and to the introduction of seasonal pricing last August."

         PSEG Energy Holdings' quarterly results were lower than those of last year's first quarter principally because the termination of PSEG Resources' lease investment in the Collins generating facility in Illinois reduced earnings on a one-time basis by about $17 million or 7 cents per share. Under the terms of the lease termination, Resources received pre-tax proceeds of about $184 million of cash or more than 92% of its investment in the facility, which is operated by Midwest Generation LLC, an indirect subsidiary of Edison Mission Energy (EME).

         "Despite the modest loss of 7 cents per share, the lease termination substantially reduced our risk exposure to EME, with which Resources has lease investments in two other coal-fired Illinois generating facilities," Ferland said. "This is consistent with our strategic objective to continuously improve our overall risk profile."

         Other significant developments in the first quarter included the following:

          o The New Jersey Board of Public Utilities held the third annual BGS auction in February. PSE&G was successful in securing 12- and 36-month contracts for the electric needs of their customers at very competitive rates. This year, PSEG Power was a direct participant in the auction and, combined with the results of prior BGS auctions and other opportunities, has secured contracts for more than 75% of its expected output over the next 18-24 months.

          o In March, PSEG successfully completed a 4-year, $450 million credit facility at PSEG and a 3-year, $600 million joint facility at PSEG and PSEG Power. These new multi-year agreements substantially extended the maturities and increased the capacity of PSEG's liquidity facilities to $2.3 billion, of which approximately $1.9 billion was available at March 31, 2004. "We were very pleased with the market's response to these transactions, both of which were oversubscribed," Ferland said.

          o Also in March, PSEG Power issued $250 million of 5-year and $250 million of 10-year senior notes at rates of 3.75% and 5.00%, respectively. The proceeds from these issuances, combined with cash on hand, allowed PSEG Power to re-finance the $800 million of non-recourse loans that were issued for the construction of two generating plants in the Midwest.

         In looking ahead, Ferland said that PSEG's major businesses have the following 2004 earnings targets: PSE&G -- $320 to $340 million, PSEG Power -- $400 to $450 million, and PSEG Energy Holdings -- $130 to $150 million.

         "PSEG's overall first-quarter results were not as strong as last year's and have put greater pressure on us to perform well during the rest of 2004 to achieve our guidance of $3.60 to $3.80 for the full year," he said.

         "Although PSEG Power was successful in achieving its hedging objective in the 2004 BGS process, the auction was extremely competitive, which could affect our margins," Ferland said. "This is why it will be essential that Power's generating facilities, particularly its nuclear units, operate well during the summer."

          "Our Hope Creek nuclear station has undergone a planned maintenance outage this spring and one of our Salem nuclear units is nearing completion of a refueling and other improvements," he said. "We scheduled these outages to assure reliability of service to our customers during the hot summer months."

         Ferland said a strong performance by Power's generating fleet this summer will help counter the pressures from earnings in the first quarter. "Over the course of the year, we anticipate that nearly 90% of our generation output will come from our low-cost nuclear and coal facilities, and most of these assets are situated near the vast majority of our customers," he said.

         Ferland said that the energy industry continues to be in a "highly challenging" time. "We are facing such pressures as an oversupply of electric generation capacity and the resulting competition, volatile energy prices and market conditions, and demanding capital markets," he said. "This could constrain near-term earnings growth for PSEG. Longer term, we expect capacity prices to begin rebounding. This should improve future cash flows, improve our range of business opportunities and provide prospects for growth."

--------------------------------------------------------------------------------
                            FORWARD-LOOKING STATEMENT
Readers are cautioned that statements contained in this press release about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the effects of weather; the performance of generating units and transmission systems; the availability and prices for oil, gas, coal, nuclear fuel, capacity and electricity; changes in the markets for electricity and other energy-related commodities; changes in the number of participants and the risk profile of such participants in the energy marketing and trading business; the effectiveness of our risk management and internal controls systems; the effects of regulatory decisions and changes in law; changes in competition in the markets we serve; the ability to recover regulatory assets and other potential stranded costs; the outcomes of litigation and regulatory proceedings or inquiries; the timing and success of efforts to develop domestic and international power projects; conditions of the capital markets and equity markets; advances in technology; changes in accounting standards; changes in interest rates and in financial and foreign currency markets generally; the economic and political climate and growth in the areas in which we conduct our activities; and changes in corporate strategies. For further information, please refer to our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this release. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.
--------------------------------------------------------------------------------

                                                                    Attachment 1

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                 March 31, 2004
                                   (Unaudited)

                                                                    First Quarter
                                                                --------------------
                                                                            2003*
                                                                         As Restated
                                                                 2004      (Note 3)
                                                                ------   -----------
                 Earnings Results (in Millions)
Income from Continuing Operations
---------------------------------
PSE&G                                                           $  124      $  100
PSEG Power                                                         109         177
PSEG Energy Holdings
   PSEG Global                                                      45          45
   PSEG Resources                                                   --          11
   PSEG Energy Holdings                                             (2)         (1)
                                                                ------      ------
Total PSEG Energy Holdings                                          43          55
                                                                ------      ------
PSEG                                                                (5)         (8)
                                                                ------      ------
Income from Continuing Operations                               $  271      $  324
                                                                ------      ------
Loss from Discontinued Operations, including Loss on Disposal       --         (13)
Cumulative Effect of a Change in Accounting Principle               --         370
                                                                ------      ------
PSEG Net Income                                                 $  271      $  681
                                                                ======      ======

                                                                ======      ======
Fully Diluted Average Shares Outstanding (in Millions)             239         226
                                                                ======      ======
                  Per Share Results (Diluted)
                  ---------------------------

Income from Continuing Operations
---------------------------------
PSE&G                                                           $ 0.52      $ 0.44
PSEG Power                                                        0.46        0.78
PSEG Energy Holdings
   PSEG Global                                                    0.19        0.20
   PSEG Resources                                                   --        0.05
   PSEG Energy Holdings                                          (0.01)      (0.00)
                                                                ------      ------
Total PSEG Energy Holdings                                        0.18        0.25
                                                                ------      ------
PSEG                                                             (0.02)      (0.04)
                                                                ------      ------
Income from Continuing Operations                               $ 1.14      $ 1.43
                                                                ------      ------
Loss from Discontinued Operations, including Loss on Disposal       --       (0.06)
Cumulative Effect of a Change in Accounting Principle               --        1.64
                                                                ------      ------
PSEG Net Income                                                 $ 1.14      $ 3.01
                                                                ======      ======

Note 1:
-------

Income from Continuing Operations include preferred stock dividends relating to PSE&G of $1 million and $1 million, Global of $4 million and $4 million and Resources of $1 million and $2 million for each of the quarters ended March 31, 2004 and 2003, respectively.

Note 2:
-------

Basic Earnings per Share from Net Income was $1.15 and $3.02 per share for the quarters ended March 31, 2004 and 2003, respectively.

Note 3:
-------

2003 results reflect the restatement to correct foreign currency translation impacts of Energy Holdings' equity method investment in RGE, a distribution company in Brazil, and other minor items. The total impact of the restatement for the 2003 quarter resulted in an increase in PSEG's and Energy Holdings' net income of approximately $0.01 per share.

                         PUBLIC SERVICE ENTERPRISE GROUP
                      CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Quarter Ended March 31, 2004
                            (Unaudited, $ Million)

                                                                                   PSEG
                                                                         PSEG     ENERGY
                                          PSEG      OTHER     PSE&G     POWER    HOLDINGS
                                         ------   --------   -------   -------   --------
                                                  (Note 3)
OPERATING REVENUES                       $3,221    $ (866)   $ 2,182   $ 1,692     $ 213

OPERATING EXPENSES
   Energy Costs                           1,823      (866)     1,419     1,224        46
   Operation and Maintenance                546       (11)       278       230        49
   Depreciation and Amortization            172         5        127        27        13
   Taxes Other Than Income Taxes             45        --         45        --        --
                                         ------    ------    -------   -------     -----
      Total Operating Expenses            2,586      (872)     1,869     1,481       108
                                         ------    ------    -------   -------     -----

Income from Equity Method Investments        28        --         --        --        28
                                         ------    ------    -------   -------     -----
OPERATING INCOME                            663         6        313       211       133

Other Income                                 35        (4)         3        35         1
Other Deductions                            (23)       --         (1)      (20)       (2)
Interest Expense                           (223)      (23)       (96)      (41)      (63)
Preferred Securities Dividends               (1)        5         (1)       --        (5)
                                         ------    ------    -------   -------     -----
INCOME FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES  (Note 1)            451       (16)       218       185        64

Income Taxes                               (180)       11        (94)      (76)      (21)
                                         ------    ------    -------   -------     -----
NET INCOME                               $  271    $   (5)   $   124   $   109     $  43
                                         ======    ======    =======   =======     =====


                      For the Quarter Ended March 31, 2003
                             (Unaudited, $ Million)

                                                                                                                 PSEG
                                                                        PSEG                            PSEG    ENERGY
                                                                    as Restated     OTHER     PSE&G    POWER   HOLDINGS
                                                                    -----------   --------   ------   ------   --------
                                                                      (Note 2)    (Note 3)                     (Note 2)
OPERATING REVENUES                                                     $3,288      $(880)    $2,148   $1,830    $ 190

OPERATING EXPENSES
   Energy Costs                                                         1,953       (880)     1,507    1,291       35
   Operation and Maintenance                                              519         (4)       286      202       35
   Depreciation and Amortization                                           99          2         66       23        8
   Taxes Other Than Income Taxes                                           44         --         44       --       --
                                                                       ------      -----     ------   ------    -----
      Total Operating Expenses                                          2,615       (882)     1,903    1,516       78
                                                                       ------      -----     ------   ------    -----
Income from Equity Method Investments                                      20         --         --       --       20

OPERATING INCOME                                                          693          2        245      314      132

Other Income                                                               59          1         10       44        4
Other Deductions                                                          (43)        (4)        (1)     (30)      (8)
Interest Expense                                                         (198)       (25)       (97)     (28)     (48)
Preferred Securities Dividends                                             (1)         6         (1)      --       (6)
                                                                       ------      -----     ------   ------    -----
INCOME FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES  (Note 1)                                          510        (20)       156      300       74

Income Taxes                                                             (186)        12        (56)    (123)     (19)
                                                                       ------      -----     ------   ------    -----
INCOME FROM CONTINUING OPERATIONS                                         324         (8)       100      177       55
Loss from Discontinued Operations, including Loss on Disposal             (13)        --         --       --      (13)
                                                                       ------      -----     ------   ------    -----

INCOME BEFORE CUMULATIVE EFFECT OF A CHANGE
      IN ACCOUNTING PRINCIPLE                                             311         (8)       100      177       42

Cumulative Effect of a Change in Accounting Principle, net of tax         370         --         --      370       --
                                                                       ------      -----     ------   ------    -----
NET INCOME                                                             $  681      $  (8)    $  100   $  547    $  42
                                                                       ======      =====     ======   ======    =====


Note 1:
-------

Income from Continuing Operations before Income Taxes include preferred stock dividends relating to PSE&G of $1 million and $1 million, Global of $4 million and $4 million and Resources of $1 million and $2 million for the quarters ended March 31, 2004 and 2003, respectively.

Note 2:
-------

2003 results reflect the restatement to correct foreign currency impacts of Energy Holdings' equity method investment in RGE, a distribution company in Brazil, and other minor items.

Note 3:
-------

Primarily includes financing activities at the parent and intercompany eliminations.

                         PUBLIC SERVICE ENTERPRISE GROUP
                          CONSOLIDATING BALANCE SHEETS
                              As of March 31, 2004
                             (Unaudited, $ Million)

                                                                                 PSEG
                                                                        PSEG    ENERGY
                                         PSEG     OTHER      PSE&G     POWER   HOLDINGS
                                       -------   -------    -------   ------   --------
                                                 (Note 2)
CURRENT ASSETS
   Cash and Cash Equivalents           $   470   $     2    $   318   $   27    $  123
   Accounts Receivable  (Note 1)         1,723      (292)       948      847       220
   Other Current Assets                  1,222      (215)       284      743       410
                                       -------   -------    -------   ------    ------
      Total Current Assets               3,415      (505)     1,550    1,617       753
                                       -------   -------    -------   ------    ------

NET PROPERTY, PLANT AND EQUIPMENT       12,502       127      6,544    4,668     1,163
                                       -------   -------    -------   ------    ------

NONCURRENT ASSETS
   Regulatory Assets                     4,710        --      4,710       --        --
   Long-Term Investments                 4,747        48        133       43     4,523
   Nuclear Decommissioning Fund            981        --         --      981        --
   Other Noncurrent Assets               1,360       (25)       369      382       634
                                       -------   -------    -------   ------    ------
      Total Noncurrent Assets           11,798        23      5,212    1,406     5,157
                                       -------   -------    -------   ------    ------

TOTAL ASSETS                           $27,715   $  (355)   $13,306   $7,691    $7,073
                                       =======   =======    =======   ======    ======

CURRENT LIABILITIES
   Short-Term Debt                     $   746   $   289    $   425   $   --    $   32
   Accounts Payable (Note 1)             1,083      (409)       703      750        39
   Other Current Liabilities             1,388       152        443      439       354
                                       -------   -------    -------   ------    ------
      Total Current Liabilities          3,217        32      1,571    1,189       425
                                       -------   -------    -------   ------    ------

NONCURRENT LIABILITIES
   Deferred Income Taxes and ITC         4,124       (50)     2,693       --     1,481
   Regulatory Liabilities                  526        --        526       --        --
   OPEB Costs                              542         4        521       17        --
   Other Noncurrent Liabilities          1,121        92        236      582       211
                                       -------   -------    -------   ------    ------
      Total Noncurrent Liabilities       6,313        46      3,976      599     1,692
                                       -------   -------    -------   ------    ------

LONG-TERM DEBT - excluding amount
   due within one year                  12,605     1,461      5,095    3,316     2,733
                                       -------   -------    -------   ------    ------

SUBSIDIARIES' PREFERRED SECURITIES          80      (434)        80       --       434
                                       -------   -------    -------   ------    ------

COMMON STOCKHOLDERS' EQUITY              5,500    (1,460)     2,584    2,587     1,789
                                       -------   -------    -------   ------    ------

TOTAL LIABILITIES AND CAPITALIZATION   $27,715   $  (355)   $13,306   $7,691    $7,073
                                       =======   =======    =======   ======    ======

Note 1:
-------

Includes amounts related to transactions with affiliates.

Note 2:
-------

Primarily includes PSEG (parent company), PSEG Services Corp. and intercompany eliminations.

                         PUBLIC SERVICE ENTERPRISE GROUP
                          CONSOLIDATING BALANCE SHEETS
                             As of December 31, 2003
                             (Unaudited, $ Million)

                                                                                 PSEG
                                                                        PSEG    ENERGY
                                         PSEG      OTHER     PSE&G     POWER   HOLDINGS
                                       -------   --------   -------   ------   --------
                                                 (Note 2)
CURRENT ASSETS
   Cash and Cash Equivalents           $   452    $   181   $   140   $   27    $  104
   Accounts Receivable (Note 1)          1,549       (393)      804      843       295
   Other Current Assets                  1,659       (276)      377      909       649
                                       -------    -------   -------   ------    ------
      Total Current Assets               3,660       (488)    1,321    1,779     1,048
                                       -------    -------   -------   ------    ------
NET PROPERTY, PLANT AND EQUIPMENT       12,422        128     6,535    4,581     1,178
                                       -------    -------   -------   ------    ------
NONCURRENT ASSETS
   Regulatory Assets                     4,801         --     4,801       --        --
   Long-Term Investments                 4,808         51       131       43     4,583
   Nuclear Decommissioning Fund            985         --        --      985        --
   Other Noncurrent Assets               1,382         17       374      343       648
                                       -------    -------   -------   ------    ------
      Total Noncurrent Assets           11,976         68     5,306    1,371     5,231
                                       -------    -------   -------   ------    ------
TOTAL ASSETS                           $28,058    $  (292)  $13,162   $7,731    $7,457
                                       =======    =======   =======   ======    ======
CURRENT LIABILITIES
   Short-Term Debt                     $ 1,027    $   299   $   423   $   --    $  305
   Accounts Payable (Note 1)             1,216       (358)      717      800        57
   Other Current Liabilities             1,101         64       406      265       366
                                       -------    -------   -------   ------    ------
      Total Current Liabilities          3,344          5     1,546    1,065       728
                                       -------    -------   -------   ------    ------
NONCURRENT LIABILITIES
   Deferred Income Taxes and ITC         4,196         (6)    2,715       --     1,487
   Regulatory Liabilities                  536         --       536       --        --
   OPEB Costs                              532          4       509       16         3
   Other Noncurrent Liabilities            896         83       187      429       197
                                       -------    -------   -------   ------    ------
      Total Noncurrent Liabilities       6,160         81     3,947      445     1,687
                                       -------    -------   -------   ------    ------
LONG-TERM DEBT - excluding amount
   due within one year                  12,945      1,462     5,129    3,616     2,738
                                       -------    -------   -------   ------    ------
SUBSIDIARIES' PREFERRED SECURITIES          80       (509)       80       --       509
                                       -------    -------   -------   ------    ------
COMMON STOCKHOLDERS' EQUITY              5,529     (1,331)    2,460    2,605     1,795
                                       -------    -------   -------   ------    ------
TOTAL LIABILITIES AND CAPITALIZATION   $28,058    $  (292)  $13,162   $7,731    $7,457
                                       =======    =======   =======   ======    ======

Note 1:
-------

Includes amounts related to transactions with affiliates.

Note 2:
-------

Primarily includes PSEG (parent company), PSEG Services Corp. and intercompany eliminations.

                                                                   Attachment 5

                         PUBLIC SERVICE ENTERPRISE GROUP
                     CONSOLIDATING STATEMENTS OF CASH FLOWS
                      For the Quarter Ended March 31, 2004
                             (Unaudited, $ Million)

                                                                                                       PSEG
                                                                                              PSEG    ENERGY
                                                                 TOTAL      OTHER    PSE&G   POWER   HOLDINGS
                                                                -------   --------   -----   -----   --------
                                                                          (Note 1)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income (Note 2)                                          $   271     $  (5)    $124   $ 109    $  43
   Adjustments to Reconcile Net Income to Net Cash Flows
   From Operating Activities:
      Depreciation and Amortization                                 172         3      127      27       15
      Amortization of Nuclear Fuel                                   23        --       --      23       --
      Non-Cash Items                                                 67         8      105      24      (70)
      Net Decrease (Increase) in Accounts Receivable &
         Unbilled Revenue                                           (84)     (101)     (75)      6       86
      Net Decrease in Accounts Payable                             (168)      (57)     (14)    (50)     (47)
      Net Change in Other Current Assets and Liabilities            634       149       56     411       18
      Other                                                          35       (15)     (39)     20       69
                                                                -------     -----     ----   -----    -----
         Net Cash Provided by (Used In) Operating Activities        950       (18)     284     570      114
                                                                -------     -----     ----   -----    -----

CASH FLOWS FROM INVESTING ACTIVITIES:
      Additions to Property, Plant, and Equipment                  (235)       (1)     (75)   (147)     (12)
      Proceeds from the Sale of Investments                          49        --       --      --       49
      Other                                                          19      (103)       1    (111)     232
                                                                -------     -----     ----   -----    -----
         Net Cash (Used In) Provided By Investing Activities       (167)     (104)     (74)   (258)     269
                                                                -------     -----     ----   -----    -----

CASH FLOWS FROM FINANCING ACTIVITIES:
      Net Change in Short-Term Debt                                 (10)      (10)      --      --       --
      Issuance of Project-Level/Securitization Long-Term Debt       489        --       --     488        1
      Redemption of LTD and Project-Level/Securitization LTD     (1,108)       --      (32)   (800)    (276)
      Return of Capital                                              --        75       --      --      (75)
      Issuance of Common Stock/Contributed Capital                   21        21       --      --       --
      Cash Dividends Paid on Common Stock                          (130)     (130)      --      --       --
      Other                                                         (26)      (13)      --      --      (13)
                                                                -------     -----     ----   -----    -----
Net Cash Used In Financing Activities                              (764)      (57)     (32)   (312)    (363)
                                                                -------     -----     ----   -----    -----
Effect of Exchange Rate Changes on Cash                              (1)       --       --      --       (1)
                                                                -------     -----     ----   -----    -----
Net Increase (Decrease) in Cash and Cash Equivalents                 18      (179)     178      --       19
Cash and Cash Equivalents at Beginning of Period                    452       181      140      27      104
                                                                -------     -----     ----   -----    -----
Cash and Cash Equivalents at End of Period                      $   470     $   2     $318   $  27    $ 123
                                                                =======     =====     ====   =====    =====

                        For the Quarter Ended March 31, 2003
                               (Unaudited, $ Million)

                                                                                                       PSEG
                                                                                              PSEG    ENERGY
                                                                  TOTAL     OTHER    PSE&G   POWER   HOLDINGS
                                                                  -----   --------   -----   -----   --------
                                                                          (Note 1)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income (Note 2)                                            $ 681    $  (8)    $ 100   $ 547     $  42
   Adjustments to Reconcile Net Income to Net Cash Flows
   From Operating Activities:
      Depreciation and Amortization                                  99       --        66      23        10
      Amortization of Nuclear Fuel                                   23       --        --      23        --
      Non-Cash Items                                               (314)      20        38    (339)      (33)
      Net Decrease (Increase) in Accounts Receivable &
         Unbilled Revenue                                          (205)     227      (211)   (200)      (21)
      Net Increase (Decrease) in Accounts Payable                   115     (164)       14     314       (49)
      Net Change in Other Current Assets and Liabilities            169      (92)       76     205       (20)
      Other                                                          73      (14)       --      42        45
                                                                  -----    -----     -----   -----     -----
         Net Cash Provided by (Used In) Operating Activities        641      (31)       83     615       (26)
                                                                  -----    -----     -----   -----     -----
CASH FLOWS FROM INVESTING ACTIVITIES:
      Additions to Property, Plant, and Equipment                  (315)      (1)      (91)   (153)      (70)
      Proceeds from the Sale of Investments                         (18)      --        --      --       (18)
      Other                                                          (4)     142         8    (212)       58
                                                                  -----    -----     -----   -----     -----
         Net Cash (Used In) Provided By Investing Activities       (337)     141       (83)   (365)      (30)
                                                                  -----    -----     -----   -----     -----
CASH FLOWS FROM FINANCING ACTIVITIES:
      Net Change in Short-Term Debt                                 (39)     167       (58)   (239)       91
      Issuance of Project-Level/Securitization Long-Term Debt       401       --       150      --       251
      Redemption of LTD and Project-Level/Securitization LTD       (501)      --      (180)     --      (321)
      Return of Capital                                              --       --        --      --        --
      Issuance of Common Stock/Contributed Capital                   21     (149)      170      --        --
      Cash Dividends Paid on Common Stock                          (122)    (122)       --      --        --
      Other                                                           1       (5)       --      --         6
                                                                  -----    -----     -----   -----     -----
Net Cash (Used In) Provided By Financing Activities                (239)    (109)       82    (239)       27
                                                                  -----    -----     -----   -----     -----

Effect of Exchange Rate Changes on Cash                              --       --        --      --        --
                                                                  -----    -----     -----   -----     -----
Net Increase (Decrease) in Cash and Cash Equivalents                 65        1        82      11       (29)
Cash and Cash Equivalents at Beginning of Period                    149       --        35      26        88
                                                                  -----    -----     -----   -----     -----
Cash and Cash Equivalents at End of Period                        $ 214    $   1     $ 117   $  37     $  59
                                                                  =====    =====     =====   =====     =====

Note 1:
-------

Primarily includes activities at the parent and intercompany eliminations.

Note 2:
-------

Net Income includes preferred stock dividends relating to PSE&G of $1 million and $1 million, Global of $4 million and $4 million and Resources of $1 million and $2 million for the quarters ended March 31, 2004 and 2003, respectively.

                                                                   Attachment 6

                         PUBLIC SERVICE ENTERPRISE GROUP
                      Quarter-to-Quarter EPS Reconciliation
                        March 31, 2004 vs. March 31, 2003
                                   (Unaudited)

PSEG 1st Quarter 2003 Net Income (as restated)*                                                $ 3.01
                                                                                               ======
   Loss from Discontinued Operations (ET and Global's investments in Rades)                      0.06
   Cumulative Effect of a Change in Accounting Principal (adoption of Asset
      Retirement Obligation at Power)                                                           (1.64)
PSEG 1st Quarter 2003 Income from Continuing Operations (as restated)*:                        $ 1.43
                                                                                               ======
PSE&G                                                                                           B/(W)
-----                                                                                          ------
   1st Quarter 2003                                                                   $ 0.44
                                                                                      ------
   Electric Rate Case                                                                   0.10
   Weather (degree days were 47 DD warmer or 1.7%)                                     (0.01)
   Other Margin (volumes and demand)                                                    0.02
   Additional Shares Outstanding (2003 Issuance, DRIP)                                 (0.03)
   1st Quarter 2004                                                                   $ 0.52   $ 0.08
                                                                                      ------
PSEG Power
----------
   1st Quarter 2003                                                                   $ 0.78
                                                                                      ------
   Lower Operating Margins (MTC and BGS seasonality)                                   (0.18)
   O&M and Depreciation                                                                (0.08)
   Interest Expense (Midwest Financing costs)                                          (0.04)
   Additional Shares Outstanding (2003 Issuance, DRIP)                                 (0.02)
   1st Quarter 2004                                                                   $ 0.46   $(0.32)
                                                                                      ------
PSEG Energy Holdings
--------------------
   1st Quarter 2003  (as restated)*                                                   $ 0.25
                                                                                      ------

   Global
   ------
   Operations- flat                                                              --
   Additional Shares Outstanding (2003 Issuance, DRIP)                        (0.01)   (0.01)
                                                                              -----

   Resources
   ---------
   Termination of EME-Collins Lease                                           (0.07)
   Operations                                                                  0.02    (0.05)
                                                                              -----

   Energy Holdings (Parent)                                                            (0.01)
   ------------------------
   1st Quarter 2004                                                                   $ 0.18   $(0.07)
                                                                                      ------

Public Service Enterprise Group
-------------------------------
   1st Quarter 2003                                                                   $(0.04)
                                                                                      ------
   Interest Expense                                                                     0.01
   Other                                                                                0.01
   1st Quarter 2004                                                                   $(0.02)  $ 0.02
                                                                                      ------
PSEG 1st Quarter 2004 Income from Continuing Operations                                        $ 1.14
                                                                                               ======
   Loss from Discontinued Operations (Global's investment in Rades-
      includes operating earnings offset by loss on disposal)                                      --

PSEG 1st Quarter 2004 Net Income                                                               $ 1.14
                                                                                               ======

     * See Attachment 1, Note 3 for further details regarding the 2003 restatement.

                                                                  Attachment 7


                               PSEG Global L.L.C.
                               Investment Results
                      For the Quarter Ended March 31, 2004
                             (Unaudited, $ Million)

                                             As of        For the Quarter Ended
                                        March 31, 2004        March 31, 2004
                                        --------------   -----------------------
                                          Capital At                Non-Recourse
Region                                     Risk (A)      EBIT (B)   Interest (C)
-------------                             ----------     --------   ------------
North America                               $  399         $ 51          $--
Latin America                                1,573           33            8
Asia Pacific                                   185            3           --
Europe                                         284           13            8
India                                           95            7            5
                                            ------         ----          ---
   Total                                    $2,536         $107          $21
                                            ======         ====          ===

                      For the Quarter Ended March 31, 2003
                             (Unaudited, $ Million)

                                           As of          For the Quarter Ended
                                     December 31, 2003        March 31, 2003
                                     -----------------   -----------------------
                                          Capital                   Non-Recourse
Region                                  At Risk (A)      EBIT (B)   Interest (C)
-------------                           -----------      --------   ------------
North America                              $  424           $59          $--
Latin America                               1,575            27            7
Asia Pacific                                  180             2           --
Europe                                        309             4           --
India                                          91            --           --
                                           ------           ---          ---
   Total                                   $2,579           $92          $ 7
                                           ======           ===          ===

Reconciliation of EBIT to Income from Continuing Operations for Quarter Ending:

                                                           3/31/2004   3/31/2003
                                                           ---------   ---------
Total Global EBIT                                             $107        $92
Interest Expense                                                38         26
Income Taxes                                                    18         11
Minority Interest                                                2          5
Preference Units Distributions                                   4         --
Preferred Stock Dividends                                       --          5
                                                              ----        ---
Income from Continuing Operations                             $ 45        $45


(A) Total capital at risk includes Global's gross investments, net of, equity adjustments, non-recourse debt at the project level and including equity commitment guarantees.

(B) Includes Global's share of net earnings, including interest expense and income taxes, for investments accounted for under the equity method of accounting.

(C) Non-recourse interest is interest expense paid on debt that is non-recourse to Global.

                                                                   Attachment 8

                          PUBLIC SERVICE ELECTRIC & GAS
                         Sales and Revenues to Customers
                                   March 2004
                             (Unaudited, $ Million)

                                 Electric Sales

------------------------------------------------------------------------------------
                                   Three      Change vs.      Twelve      Change vs.
Sales (millions kwh)           Months Ended      2003      Months Ended      2003
---------------------          ------------   ----------   ------------   ----------
Residential                        3,145           1.8%       12,856         -2.7%
Commercial                         5,662           5.3%       22,567          1.9%
Industrial                         1,555          -0.5%        6,614         -2.1%

Total                                              3.3%                      -0.2%

Revenue (in millions)
---------------------
Residential                       $  357          23.3%      $ 1,406          7.7%
Commercial                           407          -2.8%        1,822         -0.3%
Industrial                            71         -32.5%          379        -20.2%

Total                                              2.6%                       0.0%
------------------------------------------------------------------------------------

                            Gas Sold and Transported

------------------------------------------------------------------------------------
                                   Three      Change vs.      Twelve      Change vs.
Sales (millions therms)        Months Ended      2003      Months Ended      2003
----------------------------   ------------   ----------   ------------   ----------
Residential Sales                    732          -1.3%        1,530          0.5%
Commercial - Firm Sales              299          -1.7%          606         -0.5%
Commercial - Interr. & Cogen          13          27.6%           49         -6.9%
Industrial - Firm Sales               27          -3.0%           56         -4.7%
Inustrial - Interr. & Cogen           84         -29.9%          474         -8.5%

Total                              1,154          -4.1%        2,716         -1.7%

Gas Transported                      270         -39.8%        1,164        -10.5%

Revenue (in millions)
---------------------
Residential Sales                 $  527          13.2%      $ 1,110         24.2%
Commercial - Firm Sales              236          -6.1%          456          8.7%
Commercial - Interr. & Cogen           9          17.3%           33         15.7%
Industrial - Firm Sales               22          -8.0%           42          4.4%
Inustrial - Interr. & Cogen           58         -36.4%          294          8.1%

Total                                852           1.4%        1,936         17.0%

Gas Transported                      383          -5.7%          838         -0.1%
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                   Three      Change vs.      Twelve      Change vs.
Weather Data                   Months Ended      2003      Months Ended      2003
--------------------           ------------   ----------   ------------   ----------
Degree Days - Actual               2,776          -1.7%        5,112          -1.3%
Degree Days - Normal               2,634                       4,867

THI Hours - Actual                     3         -76.9%       14,805         -20.4%
THI Hours - Normal                    28                      14,878
------------------------------------------------------------------------------------

                         PUBLIC SERVICE ENTERPRISE GROUP
                              STATISTICAL MEASURES
                                   (Unaudited)

                                                           March 31,   March 31,
                                                             2004        2003
                                                           ---------   ---------
Weighted Average Common Shares Outstanding (000's) - QTR
   Basic                                                    236,193     225,342
   Diluted                                                  238,852     225,714

Stock Price at End of Period                               $  46.98    $  36.69

Dividends Paid per Share of Common Stock - QTR             $   0.55    $   0.54

Dividend Payout Ratio*                                         64.1%       82.8%

Dividend Yield                                                  4.7%        5.9%

Price/Earnings Ratio*                                          13.7        14.1

Rate of Return on Average Common Equity*                       16.5%       14.0%

Ratio of Earnings to Fixed Charges                              2.63       3.01

Book Value per Common Share                                $  23.26    $  20.35

Market Price as a Percent of Book Value                         202%        180%

Total Shareholder Return - QTR Ending                           8.5%       16.1%
Total Shareholder Return - 12 Months Ending                    34.6%      -14.7%

--------------------------------------------------------------------------------
                    Generation by Fuel Type - Quarter Ending
                    ----------------------------------------

                                       March 31, 2004   March 31, 2003
                                       --------------   --------------
Nuclear - NJ                                 38%              38%
Nuclear - PA                                 20%              20%
                                            ---              ---
   Total Nuclear                             58%              58%

Fossil - Coal - NJ                            9%              14%
Fossil - Coal - PA                           13%              11%
Fossil - Coal - CT                            6%               6%
                                            ---              ---
   Total Coal                                28%              31%

Fossil - Oil & Natural Gas - NJ               9%               7%
Fossil - Oil & Natural Gas - NY               2%               0%
Fossil - Oil & Natural Gas - CT               3%               3%
Fossil - Oil & Natural Gas - Midwest          0%               0%
                                            ---              ---
   Total Oil & Natural Gas                   14%              10%

Fossil - Pumped Storage                       0%               1%
                                            ---              ---
                                            100%             100%

--------------------------------------------------------------------------------

*Calculation based on earnings from continuing operations for 12-month period ending